March 6, 2014

DBX ETF TRUST

db X-trackers Harvest CSI 300 China A-Shares Fund

(the “Fund”)

Supplement to the Summary Prospectus and Prospectus

dated November 4, 2013

Effective immediately, the paragraph in the section of the Summary Prospectus entitled “Management—Portfolio Managers.” is hereby deleted and replaced with the following:

Portfolio Managers. Mr. Zhixi Guo and Mr. Xiaodong Sun, each an employee of the Sub-Adviser, are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager functions as a member of a portfolio manager team. Mr. Guo has been a Portfolio Manager of the Fund since January 1, 2014 and Mr. Sun has been a Portfolio Manager of the Fund since the Fund’s inception.

The first, second and third paragraphs in the section of the Prospectus entitled “Management—Portfolio Managers.” are hereby deleted and replaced with the following:

Portfolio Managers. Zhixi Guo and Xiaodong Sun (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing the investment strategy, researching and reviewing the investment strategy, and overseeing members of his portfolio management team with more limited responsibilities.

Mr. Guo, CFA, has over 9 years of experience in the industry. He joined HFM in 2010 and was the portfolio manager for pension and institutional accounts as well as a retail equity fund in PRC. Prior to HFM, Mr. Guo worked as a financial analyst in Ontario Teachers’ Pension Plan and subsequently as an assistant fund manager and fund manager of a market neutral fund, 130/30 fund and a enhanced index fund in TD Asset Management for 2 years. Mr. Guo holds a Master of Financial Economics from the University of Toronto, Canada and is also a Chartered Financial Analyst (“CFA”) holder.

Mr. Sun joined Harvest Global Investments Limited in September 2009 and was initially responsible for equity and fixed-income trading in Hong Kong and regional markets. In 2012 when Harvest launched its RQFII ETF, Mr. Sun took on additional responsibilities within the Passive Strategies Team as an assistant portfolio manager to Mr. Guo. Prior to joining Harvest Global Investments Limited, Mr. Sun worked at HFM in Beijing for two years as a QDII trader. His previous experience includes three years as an account manager of DU-Diederichs Projektmanagement in Wuppertal, Germany. Mr. Sun graduated from Central University of Finance and Economics with a degree in Finance. He also holds an MBA and a bachelor’s degree in Information Science from the University of Wuppertal, Germany.

Please retain this supplement for future reference.

March 6, 2014

DBX ETF TRUST

db X-trackers Harvest CSI 300 China A-Shares Fund

(the “Fund”)

Supplement to the Statement of Additional Information

dated November 4, 2013

Effective immediately, the second, third and fourth paragraphs in the section of the Statement of Additional Information entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services—Portfolio Managers.” are hereby deleted and replaced with the following:

HGI supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities. HGI utilizes teams of investment professionals acting together to manage the assets of the Fund. The HGI Portfolio Managers that have direct oversight responsibility and are primarily responsible for the day-to-day management of the Fund are: Zhixi Guo and Xiaodong Sun.

Mr. Guo, CFA, has over 9 years of experience in the industry. He joined HFM in 2010 and was the portfolio manager for pension and institutional accounts as well as a retail equity fund in PRC. Prior to HFM, Mr. Guo worked as a financial analyst in Ontario Teachers’ Pension Plan and subsequently as an assistant fund manager and fund manager of a market neutral fund, 130/30 fund and a enhanced index fund in TD Asset Management for 2 years. Mr. Guo holds a Master of Financial Economics from the University of Toronto, Canada and is also a Chartered Financial Analyst (“CFA”) holder.

Mr. Sun joined Harvest Global Investments Limited in September 2009 and was initially responsible for equity and fixed-income trading in Hong Kong and regional markets. In 2012 when Harvest launched its RQFII ETF, Mr. Sun took on additional responsibilities within the Passive Strategies Team as an assistant portfolio manager to Mr. Guo. Prior to joining Harvest Global Investments Limited, Mr. Sun worked at HFM in Beijing for two years as a QDII trader. His previous experience includes three years as an account manager of DU-Diederichs Projektmanagement in Wuppertal, Germany. Mr. Sun graduated from Central University of Finance and Economics with a degree in Finance. He also holds an MBA and a bachelor’s degree in Information Science from the University of Wuppertal, Germany.

The third and fourth paragraphs in the section of the Statement of Additional Information entitled “Investment Advisory, Sub-Advisory, Administrative and Distribution Services—Other Accounts Managed.” are hereby deleted and replaced with the following:

The following table provides information relating to other accounts managed by Mr. Guo:

	Registered Investment Companies	Other Pooled Investment Companies	Other Accounts
Number of Accounts Managed	1	4	1
Number of Accounts Managed with Performance-Based Fees	0	0	0
Assets Managed (assets in millions)	$ 207.7	$ 477.8	$ 10.6
Assets Managed with Performance-Based Fees	$ 0	$ 0	$ 0

Please retain this supplement for future reference.